                                SECOND AMENDMENT

     THIS SECOND AMENDMENT (the "Amendment") to the Credit Agreement referred to below is entered into as of the 7th day of June, 2002, by and among INSIGNIA FINANCIAL GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION (F/K/A FIRST UNION NATIONAL BANK), as Administrative Agent (the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as Syndication Agent (the "Syndication Agent"), and BANK OF AMERICA, N.A., as Documentation Agent (the "Documentation Agent" and, together with the Administrative Agent and the Syndication Agent, the "Agents").

                              STATEMENT OF PURPOSE

     The Borrower, the Lenders and the Agents are parties to a certain Credit Agreement dated as of May 4, 2001 (as amended by the First Amendment dated as of November 26, 2001 and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make, and have made, certain Extensions of Credit to the Borrower.

     The Borrower has requested the Lenders to amend the Credit Agreement in the respects provided in this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

     I. AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) Amendments to Existing Definitions. The definitions of the following quoted terms which are set forth in Section 1.1 of the Credit Agreement are hereby amended in their entirety as follows:

         "Co-Investment Entity" means any corporation, limited liability company, partnership or other form of entity (i) in which the Borrower or a Subsidiary of the Borrower owns an equity interest pursuant to a joint venture or similar arrangement with one or more Persons who own more than fifty percent (50%) of the ownership or other equity interests in such entity, (ii) which has as its sole business the ownership of real property (or an interest therein including leasehold interests), the rendering of services and furnishing of products customarily provided by landlords, or the ownership of the debt (including the securitization of such debt) of entities which own real property (or an interest therein including leasehold interests), and (iii) which does not engage in any real estate development activities for its own account.

         "Debt" means, with respect to the Borrower and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all Debt for Money Borrowed, (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade payables arising in the ordinary course of business not more than ninety
     (90) days past due, (c) all obligations of any Person secured by a Lien on any asset of the Borrower and its Restricted Subsidiaries, (d) all Contingent Obligations of any such Person, including any asserted claim with respect to any Indemnified Matter, (e) obligations in the form of earn-out obligations to be paid in cash, but only to the extent such earn-out obligations have been incurred and are required to be included on a Consolidated balance sheet of the Borrower and its Restricted Subsidiaries prepared in accordance with GAAP, (f) all obligations of any such Person under Capital Leases, (g) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit (including, without limitation, the Letters of Credit), whether or not drawn, including, without limitation, any reimbursement obligation with respect thereto (including, without limitation, any Reimbursement Obligation), (h) all net obligations incurred by any such Person pursuant to Hedging Agreements and (i) all Disqualified Stock of the Borrower and its Restricted Subsidiaries valued at its maximum fixed repurchase price. Notwithstanding the foregoing, there shall be excluded from the definition of Debt: (a) all obligations for the deferred purchase price of property to the extent the obligation of the Borrower or any of its Subsidiaries is secured by cash deposits access to which is restricted to the seller of such property, or any third party guarantor, or any of their respective successors and assigns; (b) obligations incurred in connection with any arbitrage loan facility between the Borrower and any Lender or any other commercial bank organized under, or which has a branch or agency licensed under, the laws of (i) the United States or any state thereof, (ii) the United Kingdom of Great Britain and Northern Ireland or (iii) any participating member state of the European Union (as so described in any legislative measure of the Council of European Union) in an aggregate amount not to exceed $50,000,000, to the extent the obligation of the Borrower to repay advances under such loan facility is fully collateralized at all times by cash or Cash Equivalents funded with the proceeds of such loan facility; (c) guarantee obligations of the Borrower of up to $10,000,000 on account of First Ohio Mortgage Corporation or any other Unrestricted Subsidiary with respect to lines of credit, the proceeds of which are used solely to fund mortgage loans; and (d) the obligation for the deferred purchase price in a transaction which has been identified to the Lenders as of the date of this Agreement to the extent that the obligation of the Borrower or any of its Subsidiaries is to be fulfilled by the transfer of a segregated cash account established or assumed by the Borrower or any of its Subsidiaries for the purpose of the payment of such deferred purchase price, in an amount not to exceed $15 million. For purposes of this definition, the "maximum fixed repurchase price" of any Disqualified Stock that does not have a fixed repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Debt is required to be determined pursuant to this Agreement, and as if such price is based upon, or measured by, the fair market value of such Disqualified Stock. For the purposes of this definition, "fair market value" means, with respect to any asset or property, the price which would be negotiated in an arm's-length free market transaction, for cash, between an informed willing seller and an informed willing buyer neither of which is under pressure or compulsion to sell or buy.

         "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, all as amended or modified.

         "Net Income" means, with respect to the Borrower and its Restricted Subsidiaries for any period, the Consolidated net income (or loss) of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP; provided that for purposes of the determination of Net Income pursuant to Section 10.7(c), (i) the effects of goodwill impairment adjustments arising out of the initial application of FASB 142 shall be excluded (provided that the actual amount of such goodwill impairment adjustments shall not exceed $30,000,000) and (ii) the loss associated with the sale of Realty One, Inc. shall be excluded.

         "Subordinated Debt" means the collective reference to (i) the Blackacre Subordinated Debt and the Blackacre Subordinated Contingent Obligations, and (ii) any other Debt (including, without limitation, any other Contingent Obligations) of the Borrower or any Restricted Subsidiary which
     (A) is subordinated in right and time of payment to the Obligations in a manner reasonably satisfactory to the Agents and the Required Lenders and
     (B) contains such other terms and conditions as are reasonably satisfactory to the Agents and the Required Lenders.

     (b) Additional Defined Terms. Section 1.1 of the Credit Agreement is amended by the addition of the following defined terms (in alphabetical order):

         "Blackacre Financing Amount" means the sum of the gross proceeds actually paid to the Borrower pursuant to the Blackacre Subordinated Credit Agreement and the Series B Convertible Preferred Subscription Agreement.

         "Blackacre Subordinated Contingent Obligations" means the Subordinated Debt of the Subsidiary Guarantors consisting of the Contingent Obligations of the Subsidiary Guarantors with respect to the Blackacre Subordinated Debt.

         "Blackacre Subordinated Credit Agreement" means the $37,500,000 Subordinated Credit Agreement dated as of June 7, 2002 by and among the Borrower, as borrower, the lenders who are or may become party thereto, as lenders, and Madeleine L.L.C., as administrative agent.

         "Blackacre Subordinated Debt" means the Subordinated Debt of the Borrower evidenced by the Blackacre Subordinated Credit Agreement.

         "Blackacre Subordinated Loan Documents" means the Blackacre Subordinated Credit Agreement and all exhibits and schedules thereto and each other document, instrument, certificate and agreement executed or delivered by the Borrower or any Subsidiary thereof in connection with the Blackacre Subordinated Credit Agreement or otherwise referred to therein or contemplated thereby, including, without limitation, each document, instrument, certificate and agreement with respect to the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock and the Trust Convertible Preferred Securities, all as amended, restated or otherwise modified from time to time.

         "Convertible Preferred Stock" means, collectively, the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock.

         "Disqualified Stock" shall have the meaning assigned thereto in the Blackacre Subordinated Credit Agreement.

         "FASB 142" means Financial Accounting Standards Board Statement No. 142, as in effect on the Second Amendment Effective Date, specifying applicable accounting principles with respect to goodwill adjustments.

         "Qualified Equity Interest" means any Qualified Stock and all warrants, options or other rights to acquire Qualified Stock (but excluding any debt security that is convertible into or exchangeable for capital stock or other equity interests). For the purposes of this definition, "Qualified Stock" of any Person means any and all capital stock or equity interests of such Person, other than Disqualified Stock.

         "Second Amendment Effective Date" means June 7, 2002.

         "Senior Debt" means, with respect to the Borrower and its Restricted Subsidiaries on any date of determination, Total Debt of such Persons minus Subordinated Debt of such Persons.

         "Series A Certificate of Designation" means the Certificate of Designation of the Series A Convertible Preferred Stock as in effect on the Second Amendment Effective Date.

         "Series A Convertible Preferred Stock" means the Series A Convertible Preferred Stock of the Borrower, par value $.01 per share, having a liquidation preference of $100.00 per share and such other rights and preferences as are set forth in the Series A Certificate of Designation (which preferred stock was issued in exchange for the convertible preferred stock of the Borrower, par value $.01 per share, having a liquidation preference of $100.00 per share and such other rights and preferences as are set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware on February 3, 2000).

         "Series B Certificate of Designation" means the Certificate of Designation of the Series B Convertible Preferred Stock as in effect on the Second Amendment Effective Date.

         "Series B Convertible Preferred Stock" means the Series B Convertible Preferred Stock of the Borrower, par value $.01 per share, having a liquidation preference of $100.00 per share and such other rights and preferences as are set forth in the Series B Certificate of Designation.

         "Series B Convertible Preferred Stock Documents" means each document, instrument, certificate and agreement executed or delivered by the Borrower or any Subsidiary thereof in connection with the issuance of the Series B Convertible Preferred Stock or otherwise referred to therein or contemplated thereby, including, without limitation, the Series B Convertible Preferred Subscription Agreement and each document, instrument, certificate and agreement with respect to the Series C Convertible Preferred Stock and the Trust Convertible Preferred Securities, all as amended, restated or otherwise modified from time to time.

         "Series B Convertible Preferred Subscription Agreement" means the Stock Subscription and Exchange Agreement, dated as of June 7, 2002, by and among the Borrower and the purchasers specified on the signature pages thereof with respect to the sale and purchase of the Series B Convertible Preferred Stock.

         "Series C Certificate of Designation" means the Certificate of Designation of the Series C Convertible Preferred Stock as in effect on the Second Amendment Effective Date.

         "Series C Convertible Preferred Stock" means the Series C Convertible Preferred Stock of the Borrower, par value $.01 per share, having a liquidation preference of $100.00 per share and such other rights and preferences as are set forth in the Series C Certificate of Designation, into which (i) the Blackacre Subordinated Debt may be converted, (ii) Series A Convertible Preferred Stock may be converted and (iii) the Series B Convertible Preferred Stock may be converted.

         "Total Leverage Ratio" means the ratio calculated pursuant to Section 9.1(a) hereof; provided that for the purposes of determining the Applicable Margin pursuant to Section 4.1(c) and the Commitment Fee Rate pursuant to
     Section 4.3(a), the Total Leverage Ratio shall equal the greater of (i) the Total Leverage Ratio (as determined after the Second Amendment Effective
     Date) and (ii) the Leverage Ratio (as determined prior to the Second Amendment Effective Date).

         "Trust" means the statutory business trust to be formed by the Borrower in conjunction with any conversion by the Borrower of the Blackacre Subordinated Debt, the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock into Trust Convertible Preferred Securities.

         "Trust Convertible Preferred Securities" means the 10% Trust Convertible Preferred Securities of the Trust into which, with the prior written consent of the Agents and the Required Lenders, (i) the Blackacre Subordinated Debt may be converted, (ii) the Series A Convertible Preferred Stock may be converted and (iii) the Series B Convertible Preferred Stock may be converted.

     (c) Deletion of Defined Terms. The definition of the term "Leverage Ratio" which is set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

     (d) Amendments to Section 4.1(c).

         (i) Applicable Margin Table. The table set forth in subsection (c) of
     Section 4.1 of the Credit Agreement is hereby deleted in its entirety and the following table is substituted in lieu thereof:


                                                          Applicable Margin Per Annum
     Level             Total Leverage Ratio              LIBOR +           Base Rate +
     -----             --------------------              -----------------------------
        I              Greater than 3.00 to 1.00          2.75%                 1.25%

        II             Equal to or less than              2.50%                 1.00%
                       3.00 to 1.00 but greater
                       than 2.25 to 1.00

        III            Equal to or less than              2.25%                 0.75%
                       2.25 to 1.00 but greater
                       than 1.50 to 1.00

        IV             Equal to or less than              2.00%                 0.50%
                       1.50 to 1.00

         (ii) Substitution of Total Leverage Ratio for Leverage Ratio. Each reference to the term "Leverage Ratio" in subsection (c) of Section 4.1 of the Credit Agreement is hereby deleted in its entirety and the term "Total Leverage Ratio" is substituted in lieu thereof:

     (e) Amendment to Section 4.3(a). The table set forth in subsection (a) of
Section 4.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:


                Level                              Commitment Fee Rate
                -----                              -------------------

                I                                           0.500%

                II                                          0.500%

                III                                         0.500%

                IV                                          0.375%

     (f) Amendment of Section 6.1(w) and Addition of New Section 6.1(w). Subsection (w) of Section 6.1 of the Credit Agreement is amended to become subsection (x) of Section 6.1 of the Credit Agreement and the following subsection (w) of Section 6.1 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

         (w) Additional Subordinated Debt and Equity Documents.

               (i) Blackacre Subordinated Loan Documents. Each Blackacre Subordinated Loan Document has been identified on Schedule 6.1(w), and the Borrower has delivered to the Administrative Agent true, complete and correct copies of the Subordinated Blackacre Loan Documents together with all amendments and modifications thereto. The Subordinated Blackacre Loan Documents (including the schedules and exhibits thereto) comprise a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof and all transactions related thereto, and there are no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof. As of the Second Amendment Effective Date, the representations and warranties made by the Borrower in the Blackacre Subordinated Loan Documents are true and correct and no default or event of default exists thereunder.

               (ii) Series B Convertible Preferred Stock Documents. Each Series B Convertible Preferred Stock Document has been identified on Schedule 6.1(w), and the Borrower has delivered to the Administrative Agent true, complete and correct copies of the Series B Convertible Preferred Stock Documents together with all amendments and modifications thereto. The Series B Convertible Preferred Stock Documents (including the schedules and exhibits thereto) comprise a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof and all transactions related thereto, and there are no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof. As of the Second Amendment Effective Date, the representations and warranties made by the Borrower in the Series B Convertible Preferred Stock Documents are true and correct and no default or event of default exists thereunder.

     (g) Amendment to Section 9.1. Section 9.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         SECTION 9.1 Leverage Ratios.

         (a) Total Leverage Ratio. Permit the ratio of (i) Total Debt as of the end of any fiscal quarter to (ii) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date to be greater than the corresponding ratio set forth below:

                           Period                                Ratio
                           ------                                -----
                March 31, 2002 through and including
                March 31, 2003                              3.50 to 1.00

                June 30, 2003 and thereafter                3.25 to 1.00

     provided that (A) for the purpose of the calculation hereof for the fiscal quarter ending March 31, 2002, EBITDA shall equal EBITDA for the period of two (2) consecutive fiscal quarters ending on such date times two (2); and
     (B) for the purpose of the calculation hereof for the fiscal quarter ending June 30, 2002, EBITDA shall equal EBITDA for the period of three (3) consecutive fiscal quarters ending on such date times four-thirds (4/3). Notwithstanding anything to the contrary contained in this Agreement, Total Debt as of March 31, 2002 through and including September 29, 2002 shall not exceed $195,000,000.

         (b) Senior Leverage Ratio. Permit the ratio of (i) Senior Debt as of the end of any fiscal quarter to (ii) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date to be greater than 3.00 to 1.00; provided that (A) for the purpose of the calculation hereof for the fiscal quarter ending March 31, 2002, EBITDA shall equal EBITDA for the period of two (2) consecutive fiscal quarters ending on such date times two
     (2); and (B) for the purpose of the calculation hereof for the fiscal quarter ending June 30, 2002, EBITDA shall equal EBITDA for the period of three (3) consecutive fiscal quarters ending on such date times four-thirds (4/3). Notwithstanding anything to the contrary contained in this Agreement, Senior Debt as of March 31, 2002 through and including September 29, 2002 shall not exceed $180,000,000.

     (h) Amendment to Section 9.2. Section 9.2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         SECTION 9.2 Minimum Net Worth. Permit, as of any fiscal quarter end, Consolidated Net Worth to be less than the sum of (a) $347,135,000 plus (b) fifty percent (50%) of cumulative Net Income for each quarter for which Net Income is greater than zero during the period commencing on the Second Amendment Effective Date and ending on such fiscal quarter end (excluding the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower) plus (c) seventy-five percent (75%) of the Net Cash Proceeds of any equity issuance by the Borrower or any of its Restricted Subsidiaries subsequent to the Second Amendment Effective Date less (d) the actual amount of impairment adjustments arising out of the initial application of FASB 142 (as reflected in the financial statements of the Borrower to be filed with its Report on Form 10-Q for the fiscal quarter ending June 30,
     2002); provided that the actual amount of such impairment adjustments pursuant to clause (d) above shall not exceed $30,000,000.

     (i) Amendment to Section 9.3. Section 9.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         SECTION 9.3 Debt to Capitalization Ratios.

         (a) Total Debt to Total Capitalization Ratio. Permit, as of any fiscal quarter end, the ratio of (i) Total Debt as of such fiscal quarter end to
     (ii) Total Capitalization as of such fiscal quarter end to exceed 0.45 to 1.00.

         (b) Senior Debt to Total Capitalization Ratio. Permit, as of any fiscal quarter end, the ratio of (i) Senior Debt as of such fiscal quarter end to
     (ii) Total Capitalization as of such fiscal quarter end to exceed 0.40 to 1.00.

     (j) Amendment to Section 10.1(c). Subsection (c) of Section 10.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               (c) Subordinated Debt in an aggregate amount not to exceed $100,000,000 on any date of determination; provided that such Subordinated Debt may include Blackacre Subordinated Debt and Blackacre Subordinated Contingent Obligations in an aggregate principal amount not to exceed $37,500,000 (plus interest, fees and expenses) on any date of determination.

     (k) Amendments to Section 10.4(g).

         (i) The reference to "$100,000,000 (plus gains and minus losses actually realized from such investments and loans after December 31, 2000)" in subsection (g) of Section 10.4 of the Credit Agreement is hereby deleted in its entirety and "$100,000,000 (plus gains and minus losses actually realized from such investments and loans after December 31, 2000 and plus any portion of the Blackacre Financing Amount which is not used to finance the investments permitted pursuant to subsections (i) and (j) of this Section 10.4)" is inserted in lieu thereof.

         (ii) Subsection (g) of Section 10.4 of the Credit Agreement is hereby further amended by deleting the "and" at the end of such subsection.

     (l) Amendment to Section 10.4(h) and Addition of New Sections 10.4(i) and
(j). Subsection (h) of Section 10.4 of the Credit Agreement is hereby amended by deleting the "." at the end of such subsection and inserting ";" in lieu thereof; and the following subsections (i) and (j) are hereby set forth as an addition to Section 10.4 of the Credit Agreement:

         (i) the investment by the Borrower in HQ Global as more particularly described on Schedule 10.4(i) attached hereto; provided that the aggregate amount of such investment, together with the investment described in subsection (j) of this Section 10.4, shall not exceed the Blackacre Financing Amount; and

         (j) the investment by the Borrower in a partnership to be formed by the Borrower and Sun International as more particularly described on Schedule 10.4(j) attached hereto; provided that the aggregate amount of such investment, together with the investment described in subsection (i) of this Section 10.4, shall not exceed the Blackacre Financing Amount.

     (m) Amendment to Section 10.7(a). Subsection (a) of Section 10.7 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         (a) the Borrower or any Restricted Subsidiary may pay dividends in Qualified Equity Interests;

     (n) Amendment to Section 10.7(b), Amendment to Section 10.7(c) and Addition of New Section 10.7(d). Subsection (b) of Section 10.7 of the Credit Agreement is hereby amended by deleting "and" at the end of such subsection; subsection
(c) of Section 10.7 of the Credit Agreement is hereby amended by deleting the "." at the end of such subsection and inserting "; and" in lieu thereof; and the following subsection (d) is hereby set forth as an addition to Section 10.7 of the Credit Agreement:

         (d) nothing in this Section 10.7 shall preclude or restrict any purchase, redemption other acquisition or retirement for value of any capital stock (or any options, warrants or rights to acquire shares of capital stock) required by the terms of any acquisition or related agreement pursuant to which any Restricted Subsidiary was acquired.

     (o) Amendment to Section 10.10. Section 10.10 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         SECTION 10.10 Amendments; Payments and Prepayments of Subordinated Debt. Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt (including, without limitation, any Contingent Obligations with respect to any Subordinated
     Debt) in any manner which would reasonably be expected to have an adverse effect upon the rights or interests of the Agents or the Lenders, or make any payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt (including, without limitation, any Contingent Obligations with respect to any Subordinated Debt); provided that the Borrower shall be permitted to make payments of interest, fees and expenses with respect to the Blackacre Subordinated Debt solely to the extent such payments are required pursuant to the Blackacre Subordinated Credit Agreement as in effect on the Second Amendment Effective Date.

     (p) Amendment of Section 10.13 and Addition of New Section 10.13 and New
Section 10.14. Section 10.13 of the Credit Agreement is amended to become
Section 10.15 of the Credit Agreement and the following Section 10.13 and
Section 10.14 of the Credit Agreement are hereby set forth as an addition to the Credit Agreement:

         SECTION 10.13 Limitation on Right to Convert. Exercise any right to convert the Blackacre Subordinated Debt, the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock into Trust Convertible Preferred Securities without the prior written consent of the Agents and the Required Lenders.

         SECTION 10.14 Blackacre Subordinated Loan Documents. Amend or modify any of the Blackacre Subordinated Loan Documents in any manner which could reasonably be expected to have an adverse effect upon the rights or interests of the Agents or the Lenders.

     (q) Amendment to Section 11.1(g). Subsection (g) of Section 11.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         (g) Debt Cross-Default. (i) There shall occur any acceleration of the maturity of an aggregate principal amount outstanding of any Debt for Money Borrowed (other than the Notes) of the Borrower or any Restricted Subsidiary in excess of $5,000,000 (other than any such acceleration resulting from the sale of an asset to the extent that such Debt for Money Borrowed was incurred to finance the acquisition of such asset, by its terms is due and payable on the sale of such asset and is paid in full when due), or (ii) any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any Debt for Money Borrowed of the Borrower or any Restricted Subsidiary in excess of $5,000,000 (including, without limitation, Debt for Money Borrowed under the Blackacre Subordinated Loan Documents) and shall continue after the applicable grace or cure period, if any, specified in such agreement, mortgage, indenture or instrument, if the effect of any such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt for Money Borrowed (other than any such acceleration resulting from the sale of an asset to the extent that such Debt for Money Borrowed was incurred to finance the acquisition of such asset, by its terms is due and payable on the sale of such asset and is paid in full when due), or
     (iii) the Borrower or any Restricted Subsidiary shall default in the payment of any Debt for Money Borrowed in excess of $5,000,000 at final maturity.

     (r) Amendment to Section 11.1(i). Subsection (i) of Section 11.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         (i) Change of Ownership and Control. Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than Andrew L. Farkas and any (i) trusts of which he and/or any of his children or spouse are beneficiaries or (ii) any other Persons of which he or any of his children or spouse is the controlling beneficial equityholder, and their respective Affiliates, shall obtain ownership or control in one or more series of transactions of more than twenty-five percent (25%) of the common stock and twenty-five percent (25%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower and Andrew L. Farkas and any trusts of which he and/or any of his children or spouse are beneficiaries or any other Persons of which he or any of his children or spouse is the controlling beneficial equityholder, and their respective Affiliates cease to own or control fifty-one percent (51%) or more of the voting power of the Borrower; provided, however, the acquisition of up to twenty-five percent (25%) of the common stock and up to twenty-five percent (25%) of the voting power of the Borrower by Blackacre Capital Management LLC and/or its Affiliates by reason of the conversion of Series A Convertible Preferred Stock, Series B Convertible

     Preferred Stock, Series C Convertible Preferred Stock and/or Blackacre Subordinated Debt owned by any of them shall be excluded from the foregoing.

     (s) Amendment to Schedules. The Credit Agreement is hereby amended by replacing or adding Schedules 6.1(a), 6.1(w), 10.4(i) and 10.4(j) thereto in the form of Schedules 6.1(a), 6.1(w), 10.4(i) and 10.4(j) to this Amendment.

     II. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the "Amendment Effective Date"):

         (a) Amendment Documents. On or before the Amendment Effective Date, the Administrative Agent shall have received a fully executed original of this Amendment executed by the Borrower, the Subsidiary Guarantors, the Agents and the Required Lenders.

         (b) Blackacre Subordinated Credit Agreement. On or before the Amendment Effective Date,

               (i) Blackacre Subordinated Credit Agreement. The Agents and the Lenders shall have received a complete executed copy of the Blackacre Subordinated Credit Agreement, including, without limitation, all exhibits, schedules and attachments thereto, all in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and certified to be true, correct and complete by the Borrower.

               (ii) Other Blackacre Subordinated Loan Documents. The Agents and the Lenders shall have received all Blackacre Subordinated Loan Documents reasonably requested by the Agents and the Lenders which have been executed in connection with the Blackacre Subordinated Credit Agreement (including, without limitation, each opinion of counsel delivered in connection with the Blackacre Subordinated Credit Agreement), each in form and substance reasonably satisfactory to the Agents and the Required Lenders.

         (c) Series B Convertible Preferred Stock. On or before the Amendment Effective Date,

               (i) Series B Convertible Preferred Stock Documents. The Agents and the Lenders shall have received all Series B Convertible Preferred Stock Documents reasonably requested by the Agents and the Lenders which have been executed in connection with the issuance of the Series B Convertible Preferred Stock (including, without limitation, each opinion of counsel delivered in connection with the issuance of the Series B Convertible Preferred Stock), each in form and substance reasonably satisfactory to the Agents and the Required Lenders.

               (ii) Proceeds of the Series B Convertible Preferred Stock. The Borrower shall have delivered to the Agents a certificate, in form and substance reasonably satisfactory to the Agents, certifying that the Borrower has received proceeds from the issuance of the Series B Convertible Preferred Stock in the amount of at least $12,500,000.

         (d) Corporate and Other Proceedings. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of the Lenders, and its counsel, shall be reasonably satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

         (e) Fees and Expenses.

               (i) Amendment Fee. On or before the Amendment Effective Date, the Borrower shall have paid to the Administrative Agent, for the account of each Lender which has consented to and joined in the execution of this Amendment by 5:00 p.m. on June 10, 2002 (each a "Consenting Lender"), an amendment fee equal to the product of (i) the Commitment of such Consenting Lender and (ii) 25 basis points. The amendment fees shall be distributed by the Administrative Agent to each Consenting Lender by wire transfer of immediately available funds.

               (ii) Other Fees and Expenses. On or before the Amendment Effective Date, the Borrower shall have paid all other reasonable fees and out of pocket charges and other expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the fees, charges and other expenses referred to in Section IV(e) of this Amendment.

         (f) Other Documents. On or before the Amendment Effective Date, the Agents shall have received any other agreements, documents or instruments (including, without limitation, an opinion of counsel) reasonably requested thereby in connection with the execution of this Amendment.

     III. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agents and the Lenders that:

         (a) The execution and delivery of this Amendment by the Borrower and the Subsidiary Guarantors and the performance of the Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, do not and will not violate any law, rule or regulation, or any judgment, order or decree applicable to the Borrower or any of its Subsidiaries, or constitute a breach of the Articles of Incorporation, Bylaws or corporate resolutions of the Borrower or any Subsidiary Guarantor or any agreement to which the Borrower or any Subsidiary Guarantor is a party or by which its or their assets are bound.

         (b) Each of the Borrower and each of the Subsidiary Guarantors has the power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended and modified by this Amendment. This Amendment, the Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, constitute legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors, enforceable in accordance with their respective terms.

         (c) (i) The representations and warranties of the Borrower and its Subsidiaries contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment with the same effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

         (ii) The representations and warranties of the Borrower and its Subsidiaries contained in the Blackacre Subordinated Credit Agreement and in the other Blackacre Subordinated Loan Documents are true and correct in all material respects on and as of the date of this Amendment with the same effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

         (iii) The representations and warranties of the Borrower and its Subsidiaries contained in the Series B Convertible Preferred Stock Documents are true and correct in all material respects on and as of the date of this Amendment with the same effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

         (d) (i) No Default or Event of Default exists under the Credit Agreement or any other Loan Document.

               (ii) No Default or Event of Default as defined in the Subordinated Blackacre Credit Agreement or any other Subordinated Blackacre Loan Document exists.

               (iii) No Default or Event of Default as defined in any Series B Convertible Preferred Stock Document exists.

     IV. GENERAL PROVISIONS.

     (a) Limited Amendment. Except as otherwise provided herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or of any other term or condition of the other Loan Documents or (ii) to prejudice any other right or rights which the Agents or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

     (b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (c) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

     (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (e) Fees and Expenses. All reasonable fees and expenses incurred in connection with the preparation and negotiation of this Amendment and with the fulfillment of the requirements hereunder shall be borne by the Borrower. If any documentary or recording tax should be assessed or the affixing of any stamps be required by local, state or federal governments, the Borrower shall pay such tax and the cost of such stamps.

     (f) Conflicting Terms. In the event of any conflict or inconsistency between the terms of this Amendment and the Credit Agreement and the other Loan Documents, this Amendment shall control.

     (g) Cross-References. All references in the Credit Agreement, or in any other Loan Document, to the terms "Credit Agreement" or "Agreement" or other similar reference shall be deemed to refer to the Credit Agreement as amended or modified by this Amendment. In addition, all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.

     (h) Successors and Assigns. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Amendment shall inure to the benefit of the successors and assigns of the Agents and Lenders.

     V. JOINDER OF THE GUARANTORS. The Subsidiary Guarantors join in the execution and delivery of this Amendment solely for the purpose of evidencing their consent thereto, and to acknowledge that the Guaranty Agreement remains in full force and effect with respect to the Credit Agreement as amended hereby.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                           BORROWER:

                                           INSIGNIA FINANCIAL GROUP, INC.

                                           By: /s/
                                               ---------------------------------
                                               Name:  Adam B. Gilbert
                                                      --------------------------
                                               Title: Executive Vice President
                                                      --------------------------

                                    LENDERS:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (f/k/a First Union National Bank),
                                    as Administrative Agent and Lender

                                    By: /s/
                                        ----------------------------------------
                                        Name:  Douglas A. Nickel
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        LEHMAN COMMERCIAL PAPER INC.,
                                        as Syndication Agent and Lender

                                        By: /s/
                                            ------------------------------------
                                            Name:  Michelle Swanson
                                                   -----------------------------
                                            Title: Authorized Signatory
                                                   -----------------------------

                                        LEHMAN BROTHERS BANKHAUS AG,
                                        London Branch

                                        By: /s/
                                            ------------------------------------
                                            Name:  T. Colwell
                                                   -----------------------------
                                            Title: Authorised Signatory
                                                   -----------------------------

                                      BANK OF AMERICA, N.A.,
                                      as Documentation Agent

                                      By: /s/
                                          --------------------------------------
                                          Name:  Scott K. Mitchell
                                                 -------------------------------
                                          Title: Senior Vice President
                                                 -------------------------------

                                      THE BANK OF NEW YORK

                                      By: /s/
                                          --------------------------------------
                                          Name:  Anthony J. Verzi
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                      LASALLE BANK NATIONAL ASSOCIATION

                                      By: /s/
                                          --------------------------------------
                                          Name:  Julie Anne Thick
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                      U.S. BANK NATIONAL ASSOCIATION
                                      (f/k/a Firstar Bank)

                                      By: /s/
                                          --------------------------------------
                                          Name:  R. Michael Newton
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                      BARCLAYS BANK PLC

                                      By: /s/
                                          --------------------------------------
                                          Name:  Nicholas A. Bell
                                                 -------------------------------
                                          Title: Director
                                                 -------------------------------

                                      CITIBANK, N.A.,
                                      successor to European American Bank

                                      By: /s/
                                          --------------------------------------
                                          Name:  Anthony V. Pantina
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                      NATIONAL CITY BANK

                                      By:
                                          --------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                      THE ROYAL BANK OF SCOTLAND PLC

                                      By: /s/
                                          --------------------------------------
                                         Name:  Hugh Davies
                                                --------------------------------
                                         Title: Senior Corporate Manager
                                                --------------------------------

                             GUARANTORS:

                             IFS SECURITIES, INC.
                             INSIGNIA FINANCIAL SERVICES, INC.
                             INSIGNIA INVESTMENT MANAGEMENT, INC.
                             INSIGNIA OPPORTUNITY DIRECTIVES II, LLC
                                 By: Insignia Financial Services, Inc., Member
                             OPPENHEIMER-WEST VILLAGE PROPERTIES, INC.
                             RAQZ CORP.
                             WESTVILLE PROPERTIES, INC.

                             By: /s/
                                 ---------------------------------------------
                                 Name: Frank M. Garrison
                                 Title: President

                             BAKER COMMERCIAL REALTY, INC.
                             CONSTRUCTION INTERIORS, INC.
                             E.S.G. OPERATING CO., INC.
                             EDWARD S. GORDON MANAGEMENT
                               CORPORATION
                             FIRST CLAYTON PROPERTIES, L.P.
                               By: Insignia Commercial Investments Group, Inc.
                                      its General Partner
                             I/ESG KENSINGTON INVESTORS, LLC

                               By: Insignia Commercial Investments Group, Inc.,
                                      its Managing Member
                             I/ESG OCTANE HOLDINGS, LLC
                             IBTHAI, INC.
                             IBT II, INC.
                             IBT III, INC.
                             IBT IV, INC.
                             IBT V, INC.
                             IBT VI, INC.
                             ICIG 101 MARIETTA, LLC
                               By: Insignia Commercial Investments Group, Inc.,
                                      its Managing Member
                             ICIG COUNTRY CLUB MANOR, L.L.C.
                               By: Insignia Commercial Investments Group, Inc.,
                                      its Managing Member

                        ICIG FRESH MEADOWS, L.L.C.
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        ICIG MOCKINGBIRD, L.L.C
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        ICIG OAKHILL DIRECTIVES, L.L.C.
                          By: Insignia/ESG, Inc., its Managing Member
                        ICIG SANTA ROSA, LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        ICII-WV HOLDINGS, LLC
                          By: Insignia Capital Investments, Inc.,
                                 its Managing Member
                        IFC ACQUISITION CORP. I
                        IFC ACQUISITION CORP. II
                        IFS ACQUISITION LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        IFS ACQUISITION LLC II
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        IFS ACQUISITION LLC III
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        IFS ACQUISITION LLC IV
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        IFS ACQUISITION DIRECTIVES, LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        IFS SOUTHLAND INVESTORS LLC
                          By: Insignia Realty Investors, LLC, its Managing
                                 Member
                          By: Insignia Commerical Investments Group, Inc.,
                                 its Managing Member
                        INSIGNIA/ESG, INC.
                        INSIGNIA/ESG OF COLORADO, INC.
                        INSIGNIA/ESG CAPITAL CORPORATION
                        INSIGNIA/ESG NORTHEAST, INC.
                        INSIGNIA ACQUISITION CORPORATION
                        INSIGNIA CAPITAL INVESTMENTS, INC.
                        INSIGNIA CLINTON DIRECTIVES, LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        INSIGNIA COMMERCIAL INVESTMENTS
                          GROUP, INC.

                        INSIGNIA COMMERCIAL MANAGEMENT, INC.
                        INSIGNIA DEVELOPMENT GROUP, INC.
                        INSIGNIA DOUGLAS ELLIMAN, LLC
                          By: Insignia Residential Group, Inc.,
                                 its Managing Member
                        INSIGNIA HOTELS III, L.L.C.
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        INSIGNIA ML PROPERTIES, LLC
                             By: Insignia/ESG, Inc., its Managing Member
                        INSIGNIA NAUTICA, INC.
                        INSIGNIA RO, INC.
                        INSIGNIA REALTY INVESTORS, LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        INSIGNIA REALTY INVESTORS II, LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        INSIGNIA REALTY INVESTORS III, LLC
                          By: Insignia Commercial Investments Group, Inc.,
                                 its Managing Member
                        INSIGNIA RESIDENTIAL GROUP, INC.
                        INSIGNIA RESIDENTIAL INVESTMENT
                          CORPORATION
                        LAMBERT ROAD, L.P.
                          By: Insignia Commercial Investments Group, Inc.,
                                 its General Partner
                        PAYROLL SERVICES, INC.
                        SECURED INVESTMENT CORPORATION
                        WV FINANCING, LLC
                          By: Insignia Capital Investments, Inc.,
                                 its Managing Member

                        By: /s/
                            ----------------------------------------------------
                            Name:  Adam B. Gilbert
                            Title: Executive Vice President